--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2005

           UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                      000-25416                  20-3014499
------------------------       ---------------------         ----------------
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                          Identification Number)

                        14255 U.S. Highway 1, Suite 2180
                            Juno Beach, Florida 33408
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (561) 630-2977
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

Item 1.01 Entry into a Material Agreement

      On November 17, 2005, Universal Property Development and Acquisition Corporation (the "Registrant"), a Nevada corporation, USProduction & Exploration, LLC ("USPX"), a private limited liability company, and Triple Crown Consulting ("TCC"), a private corporation, entered into a Joint Venture Agreement (the "Agreement"). Pursuant to the terms of the Agreement, the Registrant, USPX and TCC formed Canyon Creek Oil & Gas, Inc. ("Canyon Creek"), a Nevada corporation, as the joint venture entity to carry out the proposed operations of the joint venture. The Registrant owns sixty-five (65) percent of the capital stock of Canyon Creek, USPX owns thirty (30) percent of the capital stock of Canyon Creek and TCC owns five (5) percent of the capital stock of Canyon Creek.

      Under the terms of the Agreement, and as consideration for their respective shares of the capital stock of Canyon Creek, the Registrant has agreed to provide a minimum of one million-two hundred thousand ($1,200,000) dollars to finance the operations of the joint venture, USPX has assigned certain oil and gas leases to the joint venture and TCC will provide ongoing management consulting services to the joint venture. The leases assigned to the joint venture by USPX cover approximately two thousand acres and contain approximately sixty (60) oil and gas wells. The joint venture has also acquired additional acreage and wells and intends to pursue further acquisitions of currently producing oil and gas properties, low risk drilling prospects and existing wells in need of state-of-the-art technology to improve profitability.

      Under the terms of the Agreement, Canyon Creek will have a five-member board of directors, of which two members will be chosen by the Registrant, two members will be chosen by USPX and one member will be chosen by TCC. USPX will be responsible for the day-to-day operations of Canyon Creek, but the Registrant will have control over the appointment of the financial officer of Canyon Creek. USPX will be paid a managerial fee equal to seven and one-half (7.5) percent of the net operating revenue of Canyon Creek.

      As additional consideration for its participation in the Canyon Creek joint venture, USPX will be issued 500,000 shares of the Registrant's common stock. The shares of common stock so issued will be restricted shares and will be issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) of the Securities Act, and Rule 506 of Regulation D thereunder. Registrant will affix appropriate restrictive legends to the stock certificates issued to USPX. The shares to be issued to USPX will be subject to Rule 144 under the Securities Act and, therefore, such shares generally cannot be resold for a period of twelve months from the date of purchase.

      On or before November 3, 2005, Registrant transferred five hundred thousand ($500,000) dollars to Canyon Creek to fund the initial operations of the joint venture. Such transfer of funds is part of the Registrant's one million-two hundred thousand dollar financing commitment to the joint venture.

      The foregoing description of the Joint Venture Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of that agreement, the form of which is attached as Exhibit 10.1 to this Report.

Section 9. Financial Statement and Exhibits.

(c) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit     Description
-------     -----------

10.1 Form of Joint Venture Agreement by and between USProduction & Exploration, LLC, Universal Property Development and Acquisition Corporation and Triple Crown Consulting dated as of November 17, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Property Development and Acquisition Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL PROPERTY DEVELOPMENT
                                   AND ACQUISITION CORPORATION

                                   By: /s/ Kamal Abdallah
                                       -----------------------------------
                                       Kamal Abdallah
                                       President and Principal Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed herewith:

Exhibit     Description
-------     -----------

10.1 Form of Joint Venture Agreement by and between USProduction & Exploration, LLC, Universal Property Development and Acquisition Corporation and Triple Crown Consulting dated as of November 17, 2005.